Long-Term Payables	12 Months Ended
Dec. 31, 2024
Long-Term Payables [Abstract]
LONG-TERM PAYABLES
29.	LONG-TERM PAYABLES

	As at December 31
	2023	2024	2024
	RMB	RMB	US$

Contingent cash consideration for acquisition of Healthquest Pharma	37,458	29,344	4,020

Portion classified as current liabilities (note 26)	19,159	29,344	4,020

Non-current portion	18,299	-	-

Long-term payables represent the contingent cash consideration payable to Dr. Zhai for the acquisition of Healthquest Pharma. During the year ended December 31, 2021, the possibility of the payment reached 100% because the product (HQP1351) was approved by the China National Medical Products Administration. Henceforth, the measurement basis of the long-term payables changed from fair value to amortized cost.

In accordance with the acquisition agreement, RMB9,516 (US$1,304) cash consideration was paid to Dr. Zhai in 2024. As of December 31, 2024, the remaining principal amount of RMB30,484 (US$4,176) will be paid in 2025.